Exhibit 10.12

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 2, 2005, among UNIVERSAL AMERICAN FINANCIAL CORP., a New York corporation (the “Borrower”), the Banks party to the Credit Agreement (hereinafter defined) and BANK OF AMERICA, N.A., as the Administrative Agent for the Banks.

The Borrower, the Banks and the Administrative Agent are party to the Credit Agreement dated as of May 28, 2004 (the “Credit Agreement”), and have agreed, upon the following terms and conditions, to amend the Credit Agreement in certain respects.  Accordingly, for valuable and acknowledged consideration, the Borrower, the Banks and the Administrative Agent agree as follows:

1.             Terms and References.  Unless otherwise stated in this Amendment, (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to “Sections” are to the Credit Agreement’s sections.

2.             Amendment.  Clause (iv) of Section 3.03(i)(e) is amended to read in its entirety as follows:

“(iv)        the first $60,000,000 of net cash proceeds from the issuance of up to 3,500,000 shares of common stock by the Borrower, provided that such net cash proceeds are used in a manner and for purposes consistent with those set forth in that certain letter dated May 26, 2005, from the Borrower to the Banks), shall be applied as a mandatory prepayment of the Outstanding Amount of the Term Loans.”

3.             Conditions Precedent to Effectiveness of Amendment.  This Amendment shall not be effective until the Administrative Agent receives: (a) counterparts of this Amendment executed by the Borrower, the Subsidiary Guarantors, the requisite Banks and the Administrative Agent; (b) an amendment fee for the account of each Bank that has executed and delivered (which may be by facsimile transmission) this Amendment at or before 5:00 p.m., New York time, on June 2, 2005, in the amount of .03% times the sum of (i) such Bank’s Revolving Loan Commitment plus (ii) the Outstanding Amount of the Term Loans owing to such Bank; (c) payment of all expenses, including legal fees and expenses of counsel to the Administrative Agent, incurred by the Administrative Agent in connection with this Amendment, to the extent invoiced to the Borrower on or prior to the date hereof; and (d) such other agreements, documents, instruments and items as the Administrative Agent may reasonably request, including, without limitation, documents evidencing the due authorization of the execution, delivery and performance by the Borrower and each of the Subsidiary Guarantors of this Amendment, the incumbency of the officer of the Borrower and each of the Subsidiary Guarantors executing this Amendment, and any other matters relevant thereto.

4.             Representations.  The Borrower represents and warrants to the Administrative Agent and the Banks as follows:  (a) the execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action; (b) all representations and warranties made or deemed made by the Borrower in the Credit Documents are true and correct as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited by the Credit Agreement; and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

5.             Effect of Amendment.  This Amendment is a Credit Document.  Except as expressly modified and amended by this Amendment, all of the terms, provisions and conditions of the Credit Documents shall remain unchanged and in full force and effect.  If any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable.  The Credit Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.             Expenses.  The Borrower shall pay all reasonable fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents.

7.             Governing Law.  This Amendment shall be governed by and construed in accordance with and be governed by the laws of the State of New York, without regard to conflict of laws principles.

8.             Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

9.             ENTIRETY.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER CREDIT DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF.  THESE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

10.           Parties.  This Amendment binds and inures to the benefit of the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Banks and their respective permitted successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

UNIVERSAL AMERICAN FINANCIAL		HAMILTON FLOATING RATE FUND, LLC,
CORP., as the Borrower		as a Bank

By:	/s/ Robert Waegelein	By:	/s/ Dean Stephan
	Robert Waegelein, Executive Vice		Dean Stephan, Managing Director
President and Chief Financial Officer

ING CAPITAL LLC, as a Bank
BANK OF AMERICA, N.A., as a Bank and as
the Administrative Agent
		By:	/s/ Mark R. Newsome
Mark R. Newsome, Director
By:	/s/ Mark Short
Mark Short, Vice President

SUNTRUST BANK, as a Bank

THE CIT GROUP/EQUIPMENT
FINANCING, INC., as a Bank		By:	/s/ Stephen L. Leister
Stephen L. Leister, First Vice President

By:	/s/ Steven J. Kobriger
Steven J. Kobriger, Assistant Vice
	President	U.S. BANK NATIONAL ASSOCIATION, as a
Bank

LASALLE BANK, N.A., as a Bank		By:	/s/ Ziad W. Amra
Ziad W. Amra, Corporate Banking Officer

By:	/s/ Andrew C. Haak
Andrew C. Haak, Senior Vice President
RAYMOND JAMES BANK, FSB, as a Bank

THE BANK OF NEW YORK, as a Bank		By	/s/ Andrew Hahn
Andrew Hahn,Vice President

By:	/s/ Thomas McGinley
Thomas McGinley, Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

DENALI CAPITAL, LLC, managing member of		MAGNETITE IV CLO LIMITED, as a Bank
DC Funding Partners, portfolio manager for
DENALI CAPITAL CLO III, LTD, or an
affiliate		By:	/s/ Tom Coldwell
Tom Coldwell, Authorized Signatory

By:	/s/ John F. Thacker
John F. Thacker, Chief Credit Officer
MAGNETITE V CLO LIMITED, as a Bank

DENALI CAPITAL, LLC, managing member of		By:	/s/ Tom Coldwell
DC Funding Partners, portfolio manager for			Tom Coldwell, Authorized Signatory
DENALI CAPITAL CLO IV, LTD, or an
affiliate

SENIOR LOAN PORTFOLIO, as a Bank
By:	/s/ John F. Thacker
John F. Thacker, Chief Credit Officer
		By:	/s/ Tom Coldwell
Tom Coldwell, Authorized Signatory

GULF STREAM - COMPASS CLO 2002-1
LTD, as a Bank GULF STREAM-COMPASS
CLO 2002-1 LTD By: Gulf Stream Asset		VAN KAMPEN SENIOR INCOME TRUST, as
Management LLC, As Collateral Manager		a Bank

		By:	/s/ Brad Langs
By:	/s/ Barry K. Love		Brad Langs, Executive Director
Barry K. Love, Chief Credit Officer

BLACKROCK LIMITED DURATION
GULF STREAM - COMPASS CLO 2004-1		INCOME TRUST, as a Bank
LTD, as a Bank GULF STREAM-COMPASS
CLO 2004-1 LTD By: Gulf Stream Asset
Management LLC, As Collateral Manager		By:	/s/ Tom Coldwell
Tom Coldwell, Authorized Signatory

By:	/s/ Barry K. Love
Barry K. Love, Chief Credit Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

BLACKROCK SENIOR INCOME SERIES, as
a Bank

By:	/s/ Tom Coldwell
Tom Coldwell, Authorized Signatory

Signature Page to First Amendment to Amended and Restated Credit Agreement

To induce the Administrative Agent and the Banks to enter into this Amendment, the undersigned consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, Subsidiary Guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Credit Documents, and (c) that this Amendment binds each of the undersigned and its successors and permitted assigns and inures to the benefit of the Administrative Agent, the Banks, and their respective successors and permitted assigns.

WORLDNET SERVICES CORP., as		HERITAGE HEALTH SYSTEMS OF TEXAS,
a Guarantor		INC., as a Guarantor

By:	/s/ Robert Waegelein	By:	/s/ Theodore M. Carpenter, Jr.
	Robert Waegelein, Chief Financial Officer		Theodore M. Carpenter, Jr., President

UNIVERSAL AMERICAN FINANCIAL		HHS TEXAS MANAGEMENT, INC., as a
SERVICES, INC., as a Guarantor		Guarantor

By:	/s/ Robert Waegelein	By:	/s/ Steven C. Holman
	Robert Waegelein, President		Steven C. Holman, Secretary

QUINCY COVERAGE CORPORATION, as a		CHCS SERVICES INC., as a Guarantor
Guarantor

		By:	/s/ Robert Waegelein
By:	/s/ Robert Waegelein		Robert Waegelein, Executive Vice
	Robert Waegelein, President		President

HERITAGE HEALTH SYSTEMS, INC., as a		CHCS INC., as a Guarantor
Guarantor

		By:	/s/ Robert Waegelein
By:	/s/ Robert Waegelein		Robert Waegelein, Executive Vice
	Robert Waegelein, Executive Vice		President
President

Signature Page to First Amendment to Amended and Restated Credit Agreement

PSO MANAGEMENT OF TEXAS, LLC, as a		HHS-HPN NETWORK, INC., as a Guarantor
Guarantor

		By:	/s/ Steven C. Holman
By:	/s/ Steven C. Holman		Steven C. Holman, Secretary
Steven C. Holman, Vice President

HHS TEXAS MANAGEMENT, L.P., as a
Guarantor

		By:	HHS Texas Management, Inc., its
general partner

		By:	/s/ Steven C. Holman
Steven C. Holman, Secretary